File Number: 333-129005
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                   July 17, 2008




     Supplement to the December 31, 2007 Class A, Class B and Class C Shares
               Prospectus for Pioneer Select Research Growth Fund

Effective July 16, 2008, the fund changed its name to Pioneer Research Growth Fund. All references in the prospectus to "Select" in the fund's name are now hereby deleted.

Class B shares of the fund are not currently offered. However, the fund may offer Class B shares in the future.

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of the lead portfolio managers, Diego Franzin and John Peckham. Mr. Franzin and Mr. Peckham coordinate Pioneer's global research staff, which includes members from Pioneer's affiliate, Pioneer Investment Management Limited, and they are supported by Ashesh Savla. Mr. Franzin, a senior vice president and Head of Global Quantitative Research, joined Pioneer in 1998. John Peckham, a senior vice president and Head of Global Fundamental Research, joined Pioneer in 2002. Ashesh Savla, a U.S. Quantatitive Research Analyst, joined Pioneer in 2003.



                                                                   20290-02-0708
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC